Contingencies	12 Months Ended
Dec. 31, 2022
Contingencies [Abstract]
Contingencies
28.	Contingencies

The Group is a subject to various legal actions in the normal course of its business. The Group is not involved in or threatened by proceedings for which the Group believes it is not adequately insured or indemnified or which, if determined adversely, would have a material adverse effect on its consolidated financial position, results of operations and cash flows.

Additional taxes payable could arise in transactions with related parties if the tax authority, during a review, believes that prices and amounts used by the Group are not similar to those used with or between independent parties in comparable transactions.

In accordance with the current tax legislation, the authorities have the power to review up to five fiscal years prior to the last income tax return filed.

On August 12, 2014, the International Inspection Administration “4” (“AFI”, for its acronym in Spanish), under the Central Administration of International Control, in relation to the General Administration of Large Taxpayers of the Tax Administration Service (“SAT” for its acronym in Spanish), requested information regarding the Group’s 2010 income tax filing, which was provided at that time. On February 20, 2017, the final agreement was signed with the Taxpayer Advocacy Office (“PRODECON”, for its acronym in Spanish) regarding the SAT’s review. On March 2, 2017, the SAT notified the Group about certain issues on which an agreement was not reached. As a result, the Group filed a lawsuit for annulment before the SAT’s resolution. On January 31, 2023, the Group desisted on the lawsuit for annulment and ratified it on February 8, 2023. The tax credit by an amount of Ps.5,331 (historical) plus updates and surcharges, which was part of the provisions balance as of December 31, 2022, was paid on April 26, 2023.